UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

Solid Biosciences Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38360	90-0943402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Rutherford Avenue

Charlestown, Massachusetts 02129

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 337-4680

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	SLDB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

Solid Biosciences Inc. (the “Company”) held its Annual Meeting of Stockholders on June 7, 2022 (the “Annual Meeting”) to consider and vote upon the matters listed below. The following is a summary of the matters voted on at the Annual Meeting.

1.

The Company’s stockholders elected Robert Huffines, Sukumar Nagendran and Rajeev Shah as Class I directors to serve until the 2025 Annual Meeting of Stockholders, each director to hold office until his successor has been duly appointed and qualified. The results of the stockholders’ vote with respect to the election of such Class I directors were as follows:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Robert Huffines	65,983,358	4,725,294	128,485	16,703,177
Sukumar Nagendran	65,958,891	4,751,267	126,979	16,703,177
Rajeev Shah	65,969,209	4,739,948	127,980	16,703,177

2.

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
87,285,653	226,917	27,744	—

3.

The Company’s stockholders approved an amendment to the Company’s certificate of incorporation to effect a reverse stock split at a ratio of not less than 1-for-5 and not greater than 1-for-15, with the exact ratio to be set within that range at the discretion of the Company’s Board of Directors prior to the Company’s 2023 Annual Meeting of Stockholders without further approval or authorization of the Company’s stockholders and with the Board of Directors able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion, and, in connection therewith, to decrease the number of authorized shares of the Company’s common stock on a basis proportional to the reverse stock split ratio (the “Reverse Stock Split Proposal”). The results of the stockholders’ vote with respect to the Reserve Stock Split Proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
86,259,460	1,145,377	135,477	—

4.

The Company’s stockholders approved an amendment to the Company’s certificate of incorporation to set the number of authorized shares of the Company’s common stock at a number determined by calculating the product of 300,000,000 multiplied by three times (3x) the reverse stock split ratio, subject to approval by the Company’s stockholders of the Reverse Stock Split Proposal and the Company’s implementation of a reverse stock split (the “Authorized Shares Proposal”). The results of the stockholders’ vote with respect to the Authorized Shares Proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
75,102,793	12,303,933	133,588	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLID BIOSCIENCES INC.

Date: June 9, 2022	By:	/s/ Ilan Ganot
	Name:	Ilan Ganot
	Title:	Chief Executive Officer